EXHIBIT 10(n)
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                      EMCC Board of Directors Option It!
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                          Deferred Compensation Plan
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1.   Purpose of the Plan.  This Plan was formerly known as the Deferred
     Compensation Plan for Directors of Employers Mutual Casualty Company effective as of January 1, 1986 (the "Prior Plan"). Pursuant to the terms of the Prior Plan, which permit its amendment at any time by the Board of Directors, this document is a restatement, in its entirety, of the Plan, generally effective January 1, 2001. This Plan shall be known as the EMCC Board of Directors Option It! Deferred Compensation Plan.
     The purpose of the Plan is to attract and retain qualified individuals to serve on the Board of Directors of Employers Mutual Casualty Company ("EMCC" or "Company") so as to promote the continued success of the Company.

2.   Definitions.  As used herein, the following definitions shall apply:

     (a) "Administrator" shall mean the Board, or the person or persons appointed by Board to serve under paragraph 17, below.

     (b) "Award Date" shall mean the effective date of the Participant's Option Agreement.

     (c) "Board" shall mean the Board of Directors of Employers Mutual Casualty Company.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e)  "Company" shall mean Employers Mutual Casualty Company.

     (f) "Director" shall mean an individual appointed or elected to manage and direct the affairs of the Company or its subsidiaries or affiliated corporations as provided under the articles of incorporation, bylaws, or applicable law.

     (g) "Immediate Family" shall mean the Participant's spouse, a child or children, a grandchild or grandchildren, a parent, or a brother or sister. For purposes of this definition, a legally adopted child of a Participant shall be treated as a child of such individual by blood.

     (h) "Option" shall mean an option granted pursuant to this Plan to purchase one or more Shares.

     (i) "Option Agreement" means the written agreement evidencing the award of an Option under the Plan.

     (j) "Participant" shall mean any Board member who receives an Option under the Plan, as evidenced by an Option Agreement entered into between such Director and the Company.

     (k) "Plan" shall mean the EMCC Board of Directors Option It! Deferred Compensation Plan, as amended from time to time.

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     (l)  "Shares" shall mean the shares of mutual funds, shares of common or preferred stock of a corporation listed or reported on a national securities exchange or quotation system, or shares of a regulated investment company, as designated and amended by the Board and referenced in Exhibit A. Shares may include stock or other equity interest or bonds in the Company or any company related to the Company if so permitted by the Board. In no way, however, may Shares include units of any money market funds or other cash equivalents. Shares subject to purchase pursuant to any Option shall also include any earnings and appreciation on such shares subsequent to the Award Date.

3. Term of Plan. The Plan shall become effective on the date it is adopted by the Board and shall continue in effect as amended from time to time until terminated pursuant to paragraph 19.

4. Shares Subject to the Plan. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

5. Eligibility. All Board members of the Company who are not employees of the Company or its subsidiaries or affiliated corporations shall be eligible to participate in the Plan. Board members of subsidiaries or affiliated corporations shall also be eligible to participate in the Plan provided that such subsidiary or affiliated corporation, by action of its Board of Directors and with the approval of the Board of Directors of the Company, agrees to adopt the provisions of the Plan for the benefit of its eligible Directors.

6. Grant of Options. The Board shall determine the number of Shares to be offered from time to time and grant Options under the Plan based on the portion of his or her Director fees (including annual retainer fee, if any, and Board and committee meeting fees) that he or she elects to defer. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as are approved by the Board. The administrator of the Plan shall execute the Option Agreements on behalf of the Company upon instructions from the Board.

7. Time of Grant of Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

8. Option Price. The Option Price for each Share shall be expressed in each Option Agreement, provided, however, the Option Price shall be no lower than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be
     (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Share on such exchange, as reported in any newspaper of general circulation,
     (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such day reported on the NASDAQ SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or
     (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as
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     reported by the NASDAQ SmallCap Market or the National Quotation Bureau,
     Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

9. Exercise. Except as otherwise provided in an Option Agreement, all Options granted under the Plan will be vested at grant and therefore may be exercisable immediately, unless stated otherwise by the Board.

     The Option may be exercised in full or in part from the date of the grant as determined by the Option Agreement.

     Reinvested dividends shall be attributed proportionally to the property subject to the Option awards and will be purchased when the underlying award is exercised. For example, if an original grant of an Option to purchase 500 shares (after the payment of the exercise price) generated 100 additional shares on such 500 shares from reinvested dividends, an exercise of one-fourth of the originally granted options will result in the purchase (after the payment of the exercise price) of 150 shares in order to proportionally include the resulting reinvested dividends.

     In addition, all Options granted under the Plan may only be exercised subject to any other terms specified in the Option Agreement and if such terms conflict with the terms of this Plan, the terms of the Option Agreement control.

10. Limitations on Option Disposition. Any Option granted under the Plan and the rights and privileges conferred therewith shall not be sold, transferred, encumbered, hypothecated or otherwise anticipated by the Participant other than by will or the laws of descent and distribution. Options shall not be subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process. However, a Participant may, after the consent of the Administrator has been obtained, transfer by gift any Option or part thereof to (a) a member or members of the Participant's Immediate Family and/or to a trust established for the benefit of an Immediate Family member or members, as defined in the Plan, or (b) a charitable organization described in Section 170(c) of the Internal Revenue Code of 1986, as amended from time to time, provided such transfer is irrevocable, is made without consideration, and each Option so transferred by the Participant remains subject after transfer to the provisions of the Plan.

11. Limitations on Option Exercise and Distribution. In the event that the listing, registration or qualification of an Option or Shares on any securities exchange or under any state or federal law, or the consent of approval of any governmental regulatory body, or the availability of any exemption therefrom, is necessary as a condition of, or in connection with, the exercise of an Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation or liability to deliver any Shares under the Plan unless such delivery would comply with all applicable laws and all applicable requirements of any securities exchange or similar entity.
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12.  Option Financing.  Upon the exercise of any Option granted under the
     Plan, the Participant may instruct the Administrator to sell or deem to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

13. Withholding of Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of the issuance of all or any portion of such Shares until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

14. Modification of Option or Plan. At any time and from time to time the Board may execute an instrument providing for the modification, extension, or renewal of any outstanding Option and or the Plan.

15. Substitution of Option. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market value of the Shares subject to the original Option and the exercise price of the original Option.

16. Prior Plan Participants. Any Participant in the Prior Plan who has begun to receive benefits as of the effective date of this Plan shall continue to receive such benefits at such time and in such amounts as determined under the terms and conditions set forth in the Prior Plan. Any Participant in the Prior Plan who has not begun to receive benefits as of the effective date of this Plan shall receive an Option where the difference between the fair market value of the Shares subject to the Option and the exercise price of the Option is equal to the fair market value of the Deferred Compensation Units and interest credited thereon under the terms of the prior plan.

17. Administration of the Plan. The Board, in its sole discretion, is authorized to determine the number of Options and the number of Shares under each Option. The Board, or the person or persons appointed by the Board to serve as Administrator, shall be the Administrator of the Plan. The Administrator, in its sole discretion, is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to the Options granted under the Plan, to determine the form and content of Options to be issued under the Plan, and to make such other determinations and exercise such other power and authority as may be necessary or advisable for the administration of the Plan. No fee or compensation shall be paid to any person for services as the Administrator (but this does not prevent the payment of salary otherwise payable to an employee of EMCC for other services as an employee of the Company). The Administrator in its sole discretion may delegate and pay compensation for services rendered relating to the ministerial duties of
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     plan administration including, but not limited to, selection of investments available under the Plan. Any determination made by the Administrator pursuant to the powers set forth herein are final, binding and conclusive upon each Participant and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth. The Administrator shall decide any question which may arise regarding the rights of Directors, Participants and beneficiaries, and the amounts of their respective interests, adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan. The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records for all Participants. The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

18. Continued Service Not Presumed. Nothing in the Plan or any document describing it nor the grant of an Option via an Option Agreement shall give any Participant the right to continue in service with the Company as a Director or affect the right of the Company or its shareholders to remove any such Director as provided in articles of incorporation, corporate bylaws, or under applicable law.

19. Amendment and Termination of the Plan or Option Agreement The Board, in its sole discretion, may amend, suspend or discontinue the Plan or Option Agreement. No amendment, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws or except to the extent necessary to prevent detriment to the Company as so determined by the Board.

20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of Iowa.

21. Severability of Provisions. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

22. Hedge of Liability Created by the Plan. At the sole discretion of the Board, the liability created by the exercise of the Options issued pursuant to the Plan may be offset by the Company entering into a hedging transaction. The hedging transaction may consist of the Company purchasing all of part of the Shares subject to the Options issued pursuant to the Plan, at date of grant of the Options or at any time during the Option exercise period.

23. Claims Procedure. In general, any claim for benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator. The claims procedure shall be as follows:

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     (a)  Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

          (i)    The specific reason or reasons for the denial;
          (ii) Specific reference to the pertinent provision of the Plan upon which the denial is based;
          (iii) A description of any additional material or information necessary for the claimant to perfect the claim; and
          (iv)   An explanation of the claim review procedure under the Plan.

     (b) In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

          (i) Request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;
          (ii)   Review pertinent documents; and
          (iii)  Submit issues and comments in writing.

     (c) A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on a review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

24. Designation of Beneficiary. A Participant, by filing the prescribed form with the Administrator may designate one or more beneficiaries and successor beneficiaries who shall be given the right to exercise Options in accordance with the terms of the Plan in the event of the Participant's death. In the event the Participant does not file a form designating one or more beneficiaries, or no designated beneficiary survives the Participant, the Option shall be exercisable by the individual to whom such right passes by will or the laws of descent and distribution.

25.  Intent.  The Plan is intended to be unfunded and maintained by the
     Company solely to provide options to members of the Board. The Plan is not intended to be a plan described in Sections 401(a) or 457 of the
     Code. The obligation of the Company to deliver Shares subject to the Options granted under this Plan constitutes nothing more than an unsecured promise of the Company to fulfill such obligations and any property of the Company that may be set aside to permit it to fulfill such obligations under the Plan shall, in the event of the Company's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors until such Options are exercised.
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     As evidence of its adoption of the Plan, the Company has caused this instrument to be signed by its officer of representative duly authorized on
this   1    day of    July   , 2001.
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                                             Employers Mutual Casualty Company



                                             By:  Robert L. Link
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                                             Title: Corporate Secretary
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                                   Exhibit A


           Shares Available by the Company for Grant or Substitution


Description
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See attached list.